EXHIBIT 99.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of AutoImmune Inc. (the “Company”) hereby certifies that, as of the date of this statement, the Company’s annual report on Form 10-K for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the year ended December 31, 2002.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002. This statement is not “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Act or any other federal or state law or regulation.

Dated: March 24, 2003                                                                              /s/ ROBERT C. BISHOP

                                                                                                                      Name: Robert C. Bishop

                                                                                                                      Title: Chief Executive Officer